UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2004

THE PMI GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-13664 (Commission File Number)	94-3199675 (I.R.S. Employer Identification No.)

3003 Oak Road, Walnut Creek, California 94597-2098

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (925) 658-7878

(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.	Description

99.1	Press Release of The PMI Group, Inc., dated May 5, 2004.

Item 12.	Results of Operations and Financial Condition

On May 5, 2004, The PMI Group, Inc. (the “Company”) announced via press release the Company’s results for the quarter ended March 31, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The PMI Group, Inc. (Registrant)

May 5, 2004	By:	/s/ Donald P. Lofe, Jr.

Donald P. Lofe, Jr. Executive Vice President and Chief Financial Officer

	By:	/s/ Brian P. Shea

Brian P. Shea Vice President and Controller